LVIP Global Moderate Allocation Managed Risk Fund
(formerly LVIP Managed Risk Profile Moderate Fund)
(Standard and Service Class)
Summary Prospectus	May 1, 2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund (the “Fund”) is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses (AFFE)	0.42%	0.42%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.69%	0.94%
[1] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$70	$221	$384	$ 858
Service Class	$96	$300	$520	$1,154
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in mutual funds, including exchange traded funds (“underlying funds”). The Fund will also employ an actively managed risk-management strategy (the “risk management strategy”), which seeks to stabilize the Fund’s overall portfolio volatility.
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Underlying Fund Allocation Strategy. Under normal circumstances, approximately 60% of the Fund’s assets in the underlying funds will be invested primarily in equity securities (stocks) and approximately 40% will be invested primarily in fixed income securities (bonds).
Lincoln Investment Advisors Corporation (the “adviser”) develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style, i.e., index funds or rules-based strategy. The Fund's largest allocation will be to underlying funds that invest primarily in domestic and foreign equity securities including large-, medium- and small-cap equities with both growth and value equity securities. A smaller allocation will be made to underlying funds that invest primarily in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield securities (junk bonds), and derivatives. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Moderate Blended Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
Risk Management Strategy. The Fund’s risk management strategy seeks to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. Although the adviser is permitted to invest up to 20% in this strategy, under normal market conditions the adviser generally expects to invest less than 10% of the Fund’s net assets in the strategy.
The risk management strategy consists of selling (short) (i.e. hedging) and buying (long) positions in exchange-traded futures contracts. The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are highly correlated to the Fund’s equity exposure. The strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall portfolio volatility. “Volatility” in this context means variance in the Fund's investment returns. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to seek to preserve gains in favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the strategy. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The amount of exchange-traded futures in the Fund will fluctuate daily based upon market conditions. Under certain circumstances, the Fund’s use of exchange-traded futures in the risk management strategy may increase its economic exposure to equity securities up to a maximum of 70% of the Fund’s assets. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.
The Moderate Blended Composite, an index compiled by the Fund’s adviser, is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index. The Fund’s risk management strategy may cause the Fund’s return to trail the un-hedged return of the Moderate Blended Composite index in strong, increasing markets.
The Fund is non-diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks) and fixed income securities (bonds).
Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the investments made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund's investment performance is affected
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by each underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on each underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying funds' principal risks.
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Risk Management Strategy Risk. The success of the adviser’s risk management strategy depends in part on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The strategy may depend upon one or more proprietary or third-party forecasting models. There is no guarantee that the models will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models.
•	Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.
•	Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as high yield bonds (“junk bonds”), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged”, which may magnify or otherwise increase investment losses.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the
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imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the region or country in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Rules-Based Strategy Risk. A “rules-based” strategy is a methodology based on a systematic approach. Its investment performance may differ significantly from the performance of any index against which its performance may be compared.
•	Exchange-Traded Fund (“ETF”) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.
•	Non-Diversification Risk. When a mutual fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, a fund’s value may decrease because of a single investment or a small number of investments.
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Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance.
Information also has been provided for the Moderate Blended Composite, an index compiled by the Fund's adviser, which is currently constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE® NR Index and 4% MSCI Emerging Markets NR Index. The performance of the Moderate Blended Composite does not reflect the impact of the risk management strategy used by the Fund.  Such strategy would impact the returns shown. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 14.53%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (12.57%).
The Fund’s performance prior to December 29, 2011 does not reflect the impact of the risk management strategy which was implemented on December 29, 2011 and that is currently used by the Fund.
	Average Annual Total Returns For periods ended 12/31/14
	1 year	5 years	Lifetime Since inception (5/3/05)
LVIP Global Moderate Allocation Managed Risk Fund – Standard Class	4.15%	7.65%	6.32%
LVIP Global Moderate Allocation Managed Risk Fund – Service Class	3.88%	7.39%	6.05%
Wilshire 5000 Total Market IndexSM (reflects no deductions for fees, expenses or taxes)	12.71%	15.54%	8.72%
Moderate Blended Composite (reflects no deductions for fees, expenses or taxes)	6.72%	9.24%	6.99%
Investment Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
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Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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